UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2018

Trovagene, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35558	27-2004382
(State or other jurisdiction	(Commission File	IRS Employer
of incorporation or organization)	Number)	Identification No.)

11055 Flintkote Avenue

San Diego, CA 92121

(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 952-7570

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                   Submission of Matters to a Vote of Security Holders

On May 30, 2018, Trovagene, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”).  A total of 41,988,411 shares of common stock, constituting a quorum, were represented in person or by valid proxies at the Annual Meeting. The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting, as set forth in the Definitive Proxy Statement, filed with the Securities and Exchange Commission on April 27, 2018, as supplemented, are as follows:

Proposal 1.  All of the seven (7) nominees for director were elected to serve until the 2019 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death. The result of the votes to elect the seven (7) directors was as follows:

Directors	For	Against	Abstain	Broker Non Vote
Dr. Athena Countouriotis	15,845,323	0	1,756,563	24,386,525
Gary S. Jacob	15,461,661	0	2,140,225	24,386,525
Thomas H. Adams	15,603,718	0	1,998,168	24,386,525
John P. Brancaccio	15,419,951	0	2,181,935	24,386,525
Dr. Stanley Tennant	14,970,722	0	2,631,164	24,386,525
Dr. Rodney S. Markin	15,092,115	0	2,509,771	24,386,525
William Welch	15,810,426	0	1,791,460	24,386,525

Proposal 2. The appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for its fiscal year ended December 31, 2018 was ratified and approved by the stockholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non Vote
38,745,421	2,366,442	876,547	1

Proposal 3.  The adoption of an amendment to the Company’s 2014 Equity Incentive  Plan to increase the number of shares of common stock reserved for issuance thereunder to 17,500,000 from 9,500,000  was approved by the stockholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non Vote
12,306,723	4,937,732	357,431	24,386,525

Proposal 4.   The approval of an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of its issued and outstanding common stock at a specific ratio, within a range of 1-for-3 and 1-for-18, to be determined by our Board of Directors in its sole discretion and effected, if at all, on or before May 30, 2019 was approved by the stockholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non Vote
30,746,558	10,547,267	694,580	6

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:         May 30, 2018

TROVAGENE, INC.

By:	/s/ William J. Welch
William J. Welch
Chief Executive Officer